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EXHIBIT 10.50
PELLET SALE AND PURCHASE AGREEMENT
THIS AGREEMENT, entered into, dated February 19, 2014 and effective as of January 1, 2014 (“Agreement”), by and among CLIFFS SALES COMPANY, an Ohio corporation (“Cliffs”) and AK STEEL CORPORATION, a Delaware corporation (“AK Steel”).
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WHEREAS, Cliffs desires to sell to AK Steel and AK Steel desires to purchase from Cliffs certain quantities of grades of iron ore pellets such grades of iron ore pellets, all upon the terms and subject to the conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, Cliffs and AK Steel agree as follows:
Section 1 - Definitions.
The terms quoted in the above parentheses of the first introductory paragraph of this Agreement and the WHEREAS clause, other terms quoted throughout this Agreement, and the terms defined below in this Section 1 shall have the meanings assigned to them for purposes of this Agreement.
(a)    “AK Steel Facilities” AK Steel’s facilities in Middletown, OH or Ashland, KY.
(b)    “Cliffs Pellets” shall mean Tilden Pellets and, beginning in 2015 Contract year, United Pellets, or at any time during the term of this Agreement, any other mutually agreeable pellets produced at a mine affiliated with Cliffs.
(c)    “Contract Year” shall be a calendar year commencing on January 1 and ending December 31 during the Term of this Agreement.
(d)    “Lower Lakes Docks” shall mean the Torco Dock located near Toledo, Ohio and the Kinder Morgan Dock located near Ashtabula, Ohio or other mutually agreeable dock(s).
(e)    The word “pellets”, as used herein, shall mean iron-bearing products obtained by the pelletizing of iron ore or iron ore concentrates, suitable for making iron in blast furnaces.
(f)    “Shipping Season” shall mean generally March 25 through January 15 of the following year, but may be adjusted by the Army Corps of Engineers.
(g)    “Term” shall mean January 1, 2014 through and including December 31, 2023.
(h)    “Tilden Pellets” shall mean Tilden hematite flux pellets from the Tilden mine in Ishpeming, Michigan.
(i)    The word “ton”, as used herein, shall mean a gross ton of 2,240 pounds avoirdupois natural weight.
(j)    “United Pellets” shall mean United Taconite partial flux pellets from the United Taconite mine in Eveleth, Minnesota.
Section 2. - Sale and Purchase/Tonnage.
During each of the Contract Years 2014 through 2023, and each Contract Year thereafter as long as this Agreement remains in effect, Cliffs shall sell and deliver to AK Steel and AK Steel shall purchase and receive from Cliffs and pay for a tonnage of pellets (“AK Steel’s Annual Pellet Tonnage”) which tonnage shall be equal to:

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(a)    For the Contract Year 2014, Cliffs shall sell and deliver to AK Steel, and AK Steel shall purchase and receive from Cliffs, and pay Cliffs for, a tonnage of Cliffs Pellets for use at AK Steel’s Facilities that is *** tons of Cliffs Pellets, as defined below.
(b)    For the Contract Year 2015, Cliffs shall sell and deliver to AK Steel, and AK Steel shall purchase and receive from Cliffs, and pay Cliffs for, a tonnage of Cliffs Pellets for use at AK Steel’s Facilities that is *** tons.
(c)    For each of the eight (8) Contract Years 2016 through and including 2023, Cliffs shall sell and deliver to AK Steel, and AK Steel shall purchase and receive from Cliffs, and pay Cliffs for, a tonnage of Cliffs Pellets for use at AK Steel’s Facilities that is *** tons.
Section 3. - Pellet Grades and Specifications
(a)    Both AK Steel and Cliffs recognize the preference is for the supply of Tilden Pellets. Cliff may begin supplying AK Steel with United Pellets, or other mutually agreeable pellets, in the 2015 Contract Year. The United Pellets, or other mutually agreeable pellets, shall be limited to *** of the Annual Nomination for such Contract Year and for the Contract Years thereafter for the remainder of the Term of the Agreement. The parties shall mutually use commercially reasonable efforts to ensure that at any given time the United Pellets do not to exceed approximately *** of the total stockpiles of Cliffs Pellets located at the Lower Lakes Docks. The pellet typical analysis for Tilden Pellets is attached hereto as Exhibit A. The pellet typical analysis for United Pellets is attached hereto as Exhibit B.
(b)    The Parties agree to develop mutually agreeable key quality performance metrics for the supply of Cliffs Pellets through the term of this Agreement. The Parties will meet quarterly to discuss the key quality performance metrics as provided for in Exhibit A and Exhibit B, or other mutually agreeable pellets, as of the date entered into this Agreement and the progress with regard to the continuous improvement goals.
Section 4. - Notification and Nomination.
(a)    For each of the ten (10) Contract Years 2014 through and including 2023, AK Steel shall notify Cliffs in writing of AK Steel’s preliminary nomination on or before November 15 of the preceding year (“Preliminary Nomination”), which Preliminary Nomination shall be consistent with Sections 2(a), (b) and (c) above.
(b)    As part of each Contract Years’ Preliminary Nomination, AK Steel shall provide to Cliffs the percentage of the annual tonnage to be delivered to each of the Lower Lakes Docks (“Preliminary Annual Dock Schedule”). On or before August 1 of the then current Contract Year, AK Steel may, by written notification to Cliffs, adjust its Preliminary Annual Dock Schedule for the then current Contract Year by not more than *** up or down. After August 1 of a Contract Year AK Steel’s Preliminary Annual Dock Schedule, including any adjustments, shall be final (“Final Annual Dock Schedule”).
(c)    AK Steel may revise its Preliminary Nomination on or before the dates below, by the amounts set forth below, so long as the revised nominations are not less than the minimum tonnage and or greater than the maximum tonnage set forth in Sections 2(a), (b) and (c) above for each Contract Year.
(d)    For each of the Contract Years 2014 through and including 2016, AK Steel shall have an option to nominate up to *** tons (“Optional Tonnage”) more than the maximum tonnage set forth in Sections 2(a), (b) and (c) above for such Contract Year which shall be included with its Preliminary Nomination on or before November 15 of the preceding year. If AK Steel elects to take a portion of or all of the Optional Tonnage greater than the maximum tonnage

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set forth above, then the maximum tonnage plus the Optional Tonnage shall be fixed and final for such Contract Year and the adjustment dates set forth below shall not be applicable.
(e)    With respect to each Preliminary Nomination for each Contract Year beginning with 2014, on or before *** of the then current Contract Year of the purchase and sale, AK Steel may, by written notification to Cliffs, adjust its Preliminary Nomination for the then current Contract Year by not more than *** up or down.
(i)    For example, for the 2014 Contract Year, on ***, 2014 AK Steel may adjust its Preliminary Nomination up or down by not more than ***. AK Steel may then again adjust its Preliminary Nomination up or down by not more than *** on or before ***, 2014. AK Steel may make a final adjustment to its Preliminary Nomination up or down by not more than *** on or before ***, 2014.
(f)    AK Steel shall be limited to *** adjustments to its Preliminary Nomination during a Contract Year. AK Steel may not make any adjustments to its Preliminary Nomination after *** of any Contract Year, regardless of whether it has made one, two, three or no adjustments by ***. After *** of a Contract Year AK Steel’s Preliminary Nomination, including any adjustments, shall be final (“Final Nomination”), and AK Steel shall be obligated to purchase and Cliffs shall be obligated to sell such tonnage of Cliffs Pellets in accordance with such Final Nomination.
(g)    Beginning *** Contract year, as part of its Preliminary Nomination, AK Steel may nominate additional tonnage beyond the maximum tonnage set forth in Section 2(c) (“Excess Tonnage”). In addition to the Preliminary Nomination for the maximum tonnage for such Contract Year, AK Steel shall provide to Cliffs in writing its Excess Tonnage requirements on or before *** and Cliffs shall have thirty (30) days from the date of the request to determine whether Cliffs shall supply none, some or all of the requested Excess Tonnage.
(h)    In order to provide Cliffs with the necessary information to plan shipments of Cliffs Pellets, on *** of the then current Contract Year, AK Steel shall provide Cliffs with a monthly shipping schedule for the current year’s shipping season (the “Shipping Schedule”). Thereafter, AK Steel shall provide an updated Shipping Schedule on the fifteenth day of each month through *** of the Contract Year.
(i).    Notwithstanding the foregoing, nothing contained in this Section 4 shall permit AK Steel to adjust its Preliminary Nomination in any manner which would result in a Final Nomination that is beyond the *** maximum or minimum of AK Steel’s Annual Pellet Tonnage set forth in Section 2 of this Agreement.
Section 5. - Price and Adjustments.
(a). Cliffs Pellets delivered to Toledo, Ohio shall have a 2014 base price of $*** per ton iron unit (“Toledo Base Price”). Cliffs Pellets delivered to Ashtabula, Ohio shall have a 2014 base price of $*** per ton iron unit (“Ashtabula Base Price” and together with Toledo Base Price, “Base Prices”).
(b).    Beginning in 2014, the Base Prices shall be adjusted, up or down, each year for the Contract Year in determination as follows:
i.*** Change in PPI - *** as published by the U. S Bureau of Labor Statistics (*** i.e. for the Contract Year 2014, the adjustment will be based on the ***);
ii.*** Change in PPI - *** as published by the U. S Bureau of Labor Statistics (*** i.e. for the Contract Year 2014, the adjustment will be based on the ***);
iii.*** Change in PPI - *** as published by the U. S Bureau of Labor Statistics (*** i.e. for the Contract Year 2014, the adjustment will be based on the ***);

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iv.*** Change in the annual daily average *** (*** i.e. for the Contract Year 2014, the adjustment will be based on the ***);
v.Sum the results obtained in (i) through (iv);
vi.Multiply the results determined in (v) above by the preceding Contract Year’s then adjusted prices per iron unit;
vii.Add the results determined in (vi) above to the preceding Contract Year’s then adjusted prices per iron unit to determine the current Contract Year’s then adjusted prices per iron unit.
a.On or before *** of the current Contract Year a provisional calculation to determine preliminary estimated adjusted prices will be made by Cliffs in a manner consistent with Section 5(b) based upon (i) the most recently published preliminary PPI data, or if not available using a commercially reasonable estimate, and (ii) the year-to-date annual daily average *** of the current Contract Year (“*** Adjustment”). The *** Adjustment will be used for calculating provisional prices (the “*** Provisional Pricing”) for shipments of Cliffs Pellets from *** of the current Contract Year through *** of the Current Contract Year, however, the final index numbers will ultimately be used, when available to determine final adjusted prices. On or before *** of the current Contract Year a provisional calculation to determine estimated adjusted prices will be made by Cliffs in a manner consistent with Section 5(b) based upon (i) the finalized PPI data, if published, or if not available using a commercially reasonable estimate, and (ii) the year-to-date annual daily average *** as of *** of the current Contract Year (“*** Adjustment”). The *** Adjustment will be used for calculating provisional pricing will be made by Cliffs (the “*** Provisional Pricing”) for shipments of Cliffs Pellets from *** of the current Contract Year through *** of the Current Contract Year, however, the final index numbers will ultimately be used, when available to determine adjusted prices. The *** Adjustment may result in an invoice (“*** Adjustment Invoice”) based upon the difference between the *** Provisional Pricing and the *** Provisional Pricing for shipments of Cliffs Pellets from *** of the current Contract Year through *** of the Current Contract Year. The *** Price Adjustment Invoice may result in amounts due to or from AK Steel, as the case may be. Payment of the *** Price Adjustment Invoice shall be received by AK Steel or Cliffs, as the case may be, on or before *** of the current Contract Year. On or before *** of the year following the Contract Year a final calculation consistent with Section 5(b) and (c) utilizing all finalized data for the Contract Year in determination shall be generated by Cliffs and provided to AK Steel (“Final Price Adjustment Invoice”). The Final Price Adjustment Invoice may result in amounts due to or from AK Steel, as the case may be based upon the difference between the *** Provisional Pricing and the *** Provisional Pricing for shipments of Cliffs Pellets from *** of the current Contract Year through *** of the Current Contract Year. Payment of the Final Price Adjustment Invoice shall be received by AK Steel or Cliffs, as the case may be, on or before *** of the year following the Contract Year in determination. Additionally, the final calculation consistent with Section 5(b) used to prepare the Final Price Adjustment Invoice shall be used for shipments of Cliffs Pellets from ***.
(c)    An example of how to calculate a Contract Year’s adjusted price per iron unit is attached hereto as Exhibit C.
(d)    In the event any of the above adjustment indices or the *** cease to be published and are no longer publicly available, then the parties agree that they shall negotiate a commercially reasonable substitute or new adjustment methodology that is representative of the intent of the parties in the above calculation. Such discussions shall proceed upon receipt of written notice by one party to the other party. Should the parties fail to reach a mutually

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agreeable resolution within sixty (60) days of the date of receipt of the written notice, then the remaining indices and/or *** shall be increased on a prorata basis in place of the missing adjustment factor(s).
Section 6. - Payments.
(a)     Cliffs shall invoice AK Steel for *** of Cliffs Pellets *** Cliffs Pellet shipments. If the payment date is a holiday then it shall be paid upon the following business day. Title and risk of loss shall transfer to AK Steel immediately upon receipt of payment by Cliffs. So long ***.
(b)    The Cliffs Pellets are sold to AK Steel with the understanding of the parties that the Cliffs Pellets are for consumption purposes only.  AK Steel may, at its expense, transfer and consume Cliffs Pellets at and among any of the AK Steel Facilities.  AK Steel may not transfer, sell, trade or otherwise dispose of the Cliffs Pellets to a third party without the prior written consent of Cliffs regardless of whether title has passed to AK Steel.
(c).    In the event AK Steel shall fail to make payment when due of any or all amounts, Cliffs, in addition to all other remedies available to Cliffs in law or in equity, shall have the right, but not the obligation, to withhold further performance by Cliffs under this Agreement until all claims Cliffs may have against AK Steel under this Agreement are fully satisfied.
(d).    All payments shall be made in U.S. dollars.
Section 7. - Sampling and Analyses.
All pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to AK Steel to demonstrate compliance with typical specifications and analysis limits shall be performed on each pellet vessel shipment and shall be provided to AK Steel within seven (7) days of vessel loading. Sample and test methods shall be in accordance with Cliffs’ existing practice and based on the appropriate ASTM or ISO standard methods published at the time of testing or the customary procedures and practices, or any other procedures and practices that may be mutually agreed to by Cliffs and AK Steel. AK Steel may, at any time and from time to time through one or more authorized representatives, and with prior notice to Cliffs, be present during production, loading, or to observe sampling and analysis of pellets being processed for shipment to AK Steel.
Section 8. - Delivery and Transfer of Ownership.
(a)    Cliffs shall deliver to AK Steel the annual tonnage of Cliffs Pellets for AK Steel to the Lower Lakes Docks. Cliffs assumes the obligation for arranging and providing appropriate vessels for the transportation of the Cliffs Pellets delivered by Cliffs to the Lower Lakes Docks. Such delivery shall be in approximately equal amounts over the nine-month vessel Shipping Season. AK Steel will instruct the Lower Lakes Docks to segregate the Tilden Pellets from the United Pellets, which AK Steel shall notify Cliffs of such instructions.
(b)    Title, and all risk of loss, damage or destruction of Cliffs Pellets shall transfer to AK Steel upon receipt of payment as provided for in Section 6(a).
Section 9. - Shipments.
Cliffs shall be responsible for delivering Cliffs Pellets to the Lower Lakes Docks in approximately equal amounts over the nine-month period of March 25 through January 15 (“Vessel Season”). During the term of this Agreement the parties will ensure that the Cliffs Pellets will be delivered by Cliffs on a prorata basis over the Vessel Season and taken by AK Steel on a prorata basis over ***. Each Vessel Season is determined by the U.S. Army Corps of Engineers and other uncontrollable factors, such as weather, and is subject to change.

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Section 10. - Weights.
The weight determined by certified railroad scale weights, certified belt scale weights, or certified bin scale weights in accordance with the procedures in effect from time to time at each of the loading ports ***.
Section 11. - Audit Rights.
Cliffs shall have the right but not the obligation to audit AK Steel’s consumption of pellets on a quarterly basis to determine and verify the accuracy of AK Steel’s Annual Pellet Tonnage requirements.
Section 12. - Freeze Protection.
AK Steel shall have the right, but not the obligation, to apply at its cost freeze conditioning agents and/or tarping to Cliffs Pellets during periods of cold weather. In the event Cliffs sells to third parties pellets to which AK Steel has applied freeze protection and/or tarping, then Cliffs shall reimburse AK Steel for the cost of applying freeze conditioning agents and/or tarping to such pellets.
Section 13. - Warranties.
THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WHICH EXTEND BEYOND THE PROVISIONS OF THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED PURPOSE. All notices for substantial variance in specifications of the Cliffs Pellets from the specifications and analysis limits described in Exhibit A and B shall be given in writing delivered to Cliffs within Thirty (30) calendar days after completion of discharge of the Cliffs Pellets at the Lower Lakes Docks, or any claim arising from any substantial variance shall be deemed waived by AK Steel. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any notice is given as above stated. No claim will be entertained after the Cliffs Pellets have been consumed. The Cliffs Pellets shall not be returned to Cliffs without prior written consent of Cliffs. In no event shall either party be liable for the other’s cost of processing, lost profits, injury to good will or any other special or consequential damages.
Section 14. - Force Majeure.
(a).    Force Majeure shall be defined as any unforeseeable event that delays or prevents a Party from performing, in whole or in part, any of its obligations under this Agreement due to any cause beyond the reasonable control of and not due to the fault or negligence of the declaring Party, including but not limited to acts of God, war, riots, civil insurrection, acts of the public enemy, terrorism, strikes, lockouts, natural disasters, breakdown of or damage to necessary facilities or equipment, transportation delays, orders or acts of civil or military authorities, legislation, regulation or administrative orders, or any limitation or prohibition on, or inability to obtain governmental permits or approvals required by law and necessary to, the mining, transporting, storing, or handling of iron ore, or other unforeseeable causes that are beyond the reasonable control and without the fault or negligence of the Party affected thereby. Notwithstanding the foregoing, Force Majeure, for purposes of this Agreement, shall not include (i) the ability of Cliffs to sell Cliffs Pellets to a third party at a price greater than the applicable price as set forth in Section 5 hereof; (ii) loss of AK Steel’s markets; (iii) AK Steel's ability to purchase Cliffs Pellets from a third party at a price lower than the applicable price as set forth in Section 5 hereof; or (iv) financial difficulties of any kind.

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(b).    If because of Force Majeure either Cliffs or AK Steel is rendered wholly or partially unable to carry out its respective obligations under this Agreement, and if such Party promptly gives the other Party written notice of such Force Majeure in accordance with Paragraph 13(d) below, the obligations and liabilities of the Party giving such notice and the corresponding obligation of the other Party shall be excused to the extent made necessary by and during the continuance of such Force Majeure; provided, however, that the Party claiming Force Majeure shall use its best efforts to eliminate the cause or effect of the Force Majeure as soon as and to the extent possible except that labor disputes or strikes shall be settled at the sole discretion of the Party affected. To the extent possible, Cliffs and AK Steel shall utilize good faith efforts to minimize the adverse effects of a Force Majeure. AK Steel shall have the option to require Cliffs to make up any deliveries excused by reason of a Force Majeure (at the price existing as of the date of the occurrence of the Force Majeure) prior to the termination of this Agreement. Cliffs shall have the option to require AK Steel to make up any purchases excused by reason of Force Majeure (at the price existing as of the date of the occurrence of the Force Majeure) prior to the termination of this Agreement.
(c).    If Cliffs claims Force Majeure and is unable to meet all of its delivery obligations hereunder, or if AK Steel claims Force Majeure and is unable to meet all of its purchase obligations hereunder, then any reductions in Cliffs’ deliveries or AK Steel's purchases (as applicable) shall be allocated on a pro rata basis with all other iron ore supply or purchase agreements involving iron ore of the same type and quality as the Cliffs Pellets. Upon a written request by the Party not claiming Force Majeure, the declaring Party shall provide reasonable written documentation to establish that its deliveries or purchases (as applicable) have been allocated on such a pro rata basis.
(d).    Should either Party experience an event of Force Majeure impacting its ability to perform its obligations under this Agreement, said Party shall provide written notice within ten (10) business days to the Party not claiming Force Majeure setting forth the date(s) on which the Force Majeure occurred, a brief description of the event of Force Majeure, and the estimated duration of the impact of the Force Majeure at that time.
(e).    If a Party declares a complete or partial Force Majeure based on damage to and/or unexpected conditions with respect to any real and/or personal property within its custody or control, then the Party not claiming Force Majeure and/or its appointed designee shall have the right to inspect (upon a written request) the property affected by the Force Majeure. The non-declaring Party shall choose the date and time of the inspection, however, such date and time must be consented to by the declaring Party, which consent shall not be unreasonably withheld. The declaring Party shall make such property available for inspection within twenty (20) Business Days after the Party not claiming Force Majeure requests the inspection. A Party is entitled to one such inspection per declared Force Majeure, but upon the written consent of the declaring Party, additional inspections may be permitted. Such consent shall not be unreasonably withheld.
Section 15. - Notices.
All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the parties hereto to whom it is given or mailed, postage prepaid, or sent by e-mail addressed as follows:

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If to Cliffs:
200 Public Square - 32nd Floor
Cleveland, Ohio 44114
Attention: Senior Vice President Global Iron Ore Metallic Sales
cc: Group Counsel - Commercial
E-mail: Terrence.mee@cliffsnr.com
            Susanne.dickerson@cliffsnr.com

If to AK Steel:
9227 Centre Pointe Drive
West Chester, OH 45069
Attn: Vice President - Engineering, Raw Materials & Energy
E-mail: mo.reed@aksteel.com
cc: Manager Raw Materials Purchasing
E-mail: alexander.vincze@akstell.com

provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.
Section 16. - Term.
(a)    The Term of this Agreement shall commence as of January 1, 2014 and continue through December 31, 2023.
(b)    This Agreement shall remain valid and fully enforceable for the fulfillment of obligations incurred prior to termination.
Section 17. - Amendment.
This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.
Section 18. - Merger, Transfer and Assignment.
(a)    AK Steel shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of AK Steel's obligations under this Agreement. Any obligations required to be assumed by a surviving or resulting person, partnership, corporation or entity in accordance with this Section 17(a) shall be limited to the AK Steel obligations under this Agreement, and this Section 17(a) is not intended (i) to impose and shall not be deemed to impose upon any such surviving or resulting person, partnership, corporation or entity, including AK Steel, any obligation with respect to any pellet requirements it may have for any facility or facilities it owns or operates other than AK Steel, nor (ii) to allow the surviving or resulting person, partnership, corporation or other entity to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such surviving or resulting person, partnership, corporation or other entity in order to satisfy the assumed obligations under this Agreement for AK Steel .
(b)    AK Steel shall not sell or transfer all or any of the blast furnace operations at AK Steel to any other person, partnership, corporation, joint venture or other entity (“Transferee”) unless the Transferee assumes in writing all of AK Steel's obligations under this Agreement, as such obligations relate to AK Steel being sold or transferred. Any obligations required to be assumed by a Transferee in accordance with this Section 17(b) shall be limited to the

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AK Steel obligations under this Agreement relating to the particular facility or facilities sold or transferred. This Section 17(b) is not intended (i) to impose and shall not be deemed to impose upon any such Transferee any obligation with respect to any pellet requirements such Transferee may have for any facility or facilities such Transferee owns or operates other than AK Steel , nor (ii) to allow such Transferee to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such Transferee in order to satisfy the assumed obligations under this Agreement.
(c)    AK Steel shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 17(a) or 17(b).
(d)    Cliffs shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Cliffs’ obligations under this Agreement. Cliffs shall not sell or transfer all or substantially all of its iron ore business to any other person, partnership, corporation, joint venture or other entity (“Cliffs Transferee”) unless the Cliffs Transferee assumes in writing all of Cliffs’ obligations under this Agreement.
(e)    Cliffs shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 17(d).
(f)    All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors, transferees and permitted assigns, and any of the latter’s subsequent successors, transferees and permitted assigns.
Section 19. - Waiver.
No waiver of any of the terms of this Agreement shall be valid unless in writing. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.
Section 20. - Confidentiality.
(a)    Cliffs and AK Steel acknowledge that this Agreement contains certain pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or AK Steel at a competitive disadvantage if disclosed to the public, including without limitation, Section 2, Section 3, Section 4, Section 5, Section 6 and all of the Schedules, Appendices and Exhibits hereto (“Confidential Information”). Cliffs and AK Steel agree that all provisions of this Agreement shall be kept confidential and, without the prior written consent of the other party, shall not be disclosed to any party not a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 19.
(b)    If either party is required by law or governmental or judicial order or receives legal process or court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission (“Commission”) or any other federal, state or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made

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with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.
Section 21. - Governing Law and Arbitration.
(a)    This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Ohio, excluding its choice of law principles.
(b)    Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out of or relating to this Agreement, breach, termination, enforcement, interpretation or validity of this Agreement, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:
(i).    The place of arbitration shall be Cleveland, Ohio;
(ii).    Unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by Cliffs, one to be appointed by AK Steel, and the third to be selected by the two arbitrators. None of the arbitrators shall be an employee, officer, director or consultant of, or of a direct competitor of, AK Steel or Cliffs;
(iii).    Either party may apply to the arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy);
(iv).    Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within forty-five (45) days following the appointment of the arbitrators;
(v).    In connection with any arbitration arising out of this Agreement, the arbitrators shall have no authority to alter, amend, or modify any of the terms and conditions of this Agreement, and further, the arbitrators may not enter any award that alters, amends or modifies terms or conditions of this Agreement in any form or manner;
(vi).    The arbitration shall be “Baseball Style” wherein each party shall submit to the arbitrators and exchange with each other in advance of the hearing their last, best offers. The arbitrators shall be limited to awarding only one or the other of the two figures submitted;
(vii).    The award or decision shall be made within nine (9) months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary; and
(viii).    In connection with any arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.

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(c)    The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof. The arbitrators shall render their final decision within nine (9) months of the filing of the arbitration demand.
Section 22. - Representations and Warranties.
(a)    AK Steel represents and warrants to Cliffs that (i) the execution and delivery of this Agreement by AK Steel and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, (ii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder by AK Steel shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under any certificate of incorporation or bylaws of AK Steel or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in a breach of or constitute a default under the material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which AK Steel is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of AK Steel or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of AK Steel and is enforceable against AK Steel in accordance with its terms.
(b)    Cliffs represents and warrants to AK Steel that: (i) the execution and delivery of this Agreement by Cliffs and the performance of its obligations hereunder have been duly authorized by all requisite corporate actions, (ii) neither the execution and delivery of this Agreement nor the performance of its obligations hereunder by Cliffs shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under any articles of incorporation or regulations of Cliffs or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in the breach of or constitute a default under any material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Cliffs is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Cliffs or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Cliffs and is enforceable against Cliffs in accordance with its terms.
Section 23. - Counterparts.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and may be delivered by electronic transmission.

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CONFIDENTIAL

Section 23. - Severability.
In the event any of the provision, or portions thereof, in this Agreement are held to be unenforceable or invalid by any court of competent or arbitration panel, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

CLIFFS SALES COMPANY		AK STEEL CORPORATION
By:	/s/ P. Kelly Tompkins	By:	/s/ Mo Reed
Name:	P. Kelly Tompkins	Name:	Mo Reed
Title:		Title:	VP Engineering, Raw Materials & Energy
Date:	2/27/2014	Date:	2/20/2014

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.
CONFIDENTIAL

EXHIBIT A
CLIFFS SALES COMPANY
AK STEEL CORPORATION
PELLET TYPICAL ANALYSIS AS LOADED TO VESSEL FOR SHIPMENT

	Report	TILDEN HEMATITE
	Frequency	Typical	Minimum	Maximum
Moisture	V	***		***
A. DRY CHEMICAL ANALYSIS
Fe	V	61.0
SiO2	V	***	***	***
AI2O3	V	***	***	***
CaO	V	***	***	***
MgO	V	***	***	***
Mn	V	***
Phos	V	***		***
CaO / SiO2	V	***	***	***

B. SIZING, Wt. %
% + 1/2"	V	***		***
% - 1/2" x + 3/8"	V	***	***
% - 1/4"	V	***	***

C. TUMBLE TEST
% + 1/4" before tumble	V	***	***
% + 1/4" after tumble	V	***	***

D. COMPRESSION TEST
Minus 1/2" by plus 3/8"	V	***	***
% - 300 lbs	V	***		***

D. METALLURGICAL TESTS
LTB	V	***	***
Reducibility R40	V	***	***

LETTER "V" DENOTES THAT ANALYSIS TO BE PROVIDED ON EACH VESSEL SHIPMENT OF PELLETS

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.
CONFIDENTIAL

EXHIBIT B
CLIFFS SALES COMPANY
AK STEEL CORPORATION
PELLET TYPICAL ANALYSIS AS LOADED TO VESSEL FOR SHIPMENT

	Report	UNITED TACONITE PARTIAL FLUX
	Frequency	Typical	Minimum	Maximum
Moisture	V	***
A. DRY CHEMICAL ANALYSIS
Fe	V	65.2	***
SiO2	V	***	***	***
AI2O3	V	***
CaO	V	***
MgO	V	***
Mn	V	***
Phos	V	***		***

B. SIZING, Wt. %
% + 1/2"	V	***
% - 1/2" x + 3/8"	V	***	***

C. TUMBLE TEST
% + 1/4" before tumble	V	***	***
% + 1/4" after tumble	V	***	***

D. COMPRESSION TEST
Minus 1/2" by plus 3/8"	V	***	***
% - 300 lbs	V	***

D. METALLURGICAL TESTS
LTB	V	***	***
Reducibility R40	V	***	***

LETTER "V" DENOTES THAT ANALYSIS TO BE PROVIDED ON EACH VESSEL SHIPMENT OF PELLETS

CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.
CONFIDENTIAL

EXHIBIT C
CLIFFS SALES COMPANY
AK STEEL CORPORATION
EXAMPLE OF 2014 - 2023 ANNUAL PELLET PRICE CALCULATION

2014 Pellet Price Calculation
(All dollar values and index percent changes are estimated for illustrative purposes only.)

Percent Change in PPI - *** (***)[1]	***
Percent Change in PPI - ***	***

Percent Change in PPI - *** (***)[1]	***
Percent Change in PPI - ***	***

Percent Change in PPI - *** (***)[1]	***
Percent Change in PPI ***	***

*** arithmetic average of each ***[2]	***
*** arithmetic average of each *** price[2]	***
Percent Change in *** (***)	***
Percent Change in ***	***

Total Adjustment Factors Percent Change	***

2014 Base Price Per Iron Unit Delivered to Toledo, OH	***
Per Iron Unit Price Change	***
Final 2014 Price Per Iron Unit Delivered to Toledo, OH	***

2014 Base Price Per Iron Unit Delivered to Ashtabula, OH	***
Per Iron Unit Price Change	***
Final 2014 Price Per Iron Unit Delivered to Ashtabula, OH	***

1As published by the Bureau of Labor Statistics, based on a ***

[2]***